UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2025

enCore Energy Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-41489	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 N. Shoreline Blvd. Suite 450, Corpus Christi, TX	78401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (361) 239-5449

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	EU	The Nasdaq Stock Market LLC TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 16, 2025, enCore Energy Corp. (the “Company”) issued a press release to announce that it has filed a technical report summary (the “TRS”) on EDGAR for the Dewey Burdock Project in South Dakota. The press release is incorporated by reference into this Current Report on Form 8-K as Exhibit 99.1, and furnished to, and not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

The TRS was prepared in accordance with Subpart 1300 of Regulation S-K as promulgated by the U.S. Securities and Exchange Commission. A copy of the TRS is attached hereto as Exhibit 96.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
23.1	Consent of SOLA Project Services, LLC.
96.1	Technical Report Summary for the Dewey Burdock Project effective October 8, 2024.
99.1*	Press Release dated January 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This Exhibit is intended to be furnished to, and not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY CORP.

	By:	/s/ Robert Willette
Robert Willette
Chief Legal Officer
Dated: January 16, 2025

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